UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): December 23, 2021

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Item 8.01. Other Events.

On December 22, 2021, German American Bancorp, Inc. (“German American”) received the required approval from the Indiana Department of Financial Institutions in connection with German American’s pending merger with Citizens Union Bancorp of Shelbyville, Inc. (“CUB”). As previously reported, German American and CUB entered into an Agreement and Plan of Reorganization in September 2021 (the “Merger Agreement”), pursuant to which CUB agreed to merge with and into German American (the “Merger”). The Merger Agreement also provides that CUB’s wholly-owned banking subsidiary, Citizens Union Bank of Shelbyville, Inc. will be merged with and into German American’s wholly-owned banking subsidiary, German American Bank, shortly following the Merger.

During November 2021, German American received (i) the approvals of the Federal Deposit Insurance Corporation and the Kentucky Department of Financial Institutions in connection with the Merger, and (ii) a waiver from the Federal Reserve Board of Governors as to its right to receive an application in connection with Merger. As a result, all regulatory approvals relating to the Merger have been received.

With the shareholders of CUB having approved the Merger at a special meeting held on December 17, 2021, German American and CUB anticipate that the Merger will become effective as of January 1, 2022, subject to satisfaction of certain customary closing conditions contained in the Merger Agreement.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward‐looking statements made pursuant to the safe‐harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward‐looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the required regulatory approvals remaining in effect; possible changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like German American’s subsidiary bank; developments with the COVID-19 pandemic and its impact on general economic and financial market conditions; and other risks and factors identified in German American’s filings with the Securities and Exchange Commission. German American does not undertake any obligation to update any forward‐looking statement, whether written or oral, relating to the matters discussed in this Report.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2021	By:	GERMAN AMERICAN BANCORP, INC. /s/ Mark A. Schroeder
Mark A. Schroeder, Chairman and Chief Executive Officer